MFS(R) MID CAP GROWTH FUND

                        Supplement to Current Prospectus


Effective September 1, 2004, MFS has agreed to a voluntary reduction in its management fee for MFS Mid Cap Growth Fund from an annual rate of 0.75% to 0.70% on net assets in excess of $3.0 billion. This fee reduction arrangement may only be changed with approval by the Board of Trustees which oversees the Fund.

                The date of this Supplement is September 1, 2004.